Pioneer
Independence
Fund

PROSPECTUS
MARCH 16, 1998

(AS REVISED MAY 20, 1998)

   PIONEER INDEPENDENCE FUND (the "Fund") seeks growth of capital. The Fund will invest in a diversified portfolio of securities consisting primarily of common stocks.

   Shares of the Fund may be offered to and acquired by the general public only by investing in Pioneer Independence Plans. The creation and sales charges for a Plan (a "Plan") established under Pioneer Independence Plans may amount to 50% of the first 12 investments made for the Plan. Details of Pioneer Independence Plans, including the creation and sales charges, may be found in the attached Pioneer Independence Plans prospectus. Please read and retain it for your future reference.

   FUND RETURNS AND SHARE PRICES FLUCTUATE AND THE VALUE OF YOUR FUND SHARES UPON REDEMPTION MAY BE MORE OR LESS THAN YOUR PURCHASE PRICE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Fund's Statement of Additional Information ("SAI"), also dated March 16, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the SAI may be obtained free of charge by calling Shareholder Services at 1-800-225-6541 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6541 or through the SEC's Internet Web site (http://www.sec.gov).


         TABLE OF CONTENTS                                                PAGE
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I.       EXPENSE INFORMATION  ..........................................    2
II.      INVESTMENT OBJECTIVE AND POLICIES .............................    2
III.     MANAGEMENT OF THE FUND  .......................................    5
IV.      SHARE PRICE  ..................................................    6
V.       SALE OF FUND SHARES  ..........................................    6
VI.      DISTRIBUTION PLAN  ............................................    6
VII.     DIVIDENDS, DISTRIBUTIONS AND TAXATION  ........................    7
VIII.    SHAREHOLDER SERVICES  .........................................    7
IX.      THE FUND  .....................................................    8
X.       INVESTMENT RESULTS  ...........................................    9
XI.      APPENDIX - CERTAIN INVESTMENT PRACTICES .......................    9


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION

   The table below reflects only the expenses of the Fund. The general public may only purchase Fund shares through Pioneer Independence Plans. For information on the expenses associated with Pioneer Independence Plans, see the attached Plan Prospectus.

   This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects shareholder and annual operating expenses. "Other Expenses" is based on estimates for the fiscal period ending December 31, 1998.


SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge on Purchases.....................................None
 Maximum Sales Charge on Reinvestment of Dividends.....................None
 Redemption Fee 1 .....................................................None
 Exchange Fee .........................................................None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets):

 Management Fee 2 (after fee waiver)...................................0.00%
 12b-1 Fee3............................................................0.25%
 Other Expenses (including accounting and transfer agent
   fees, custodian fees and printing expenses) 2.......................1.25%
TOTAL OPERATING EXPENSES: (AFTER FEE WAIVER)...........................1.50%

1 Separate fees (currently $10 and $20, respectively) apply to United States ("U.S.") and international wire transfers of redemption proceeds.

2 Pioneering Management Corporation ("PMC"), the Fund's investment adviser, has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit the operating expenses of the Fund to 1.50% of average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time after the expiration of the 1998 fiscal year.

3 This is the maximum annual fee rate and assumes that the Distribution Plan (defined below) is in effect for an entire year; actual expenses are expected to be lower.


ANNUAL OPERATING EXPENSES BEFORE FEE WAIVER
(as a percentage of average net assets):

Management Fee ........................................... 0.75%
Total Operating Expenses.................................  2.25%

 EXAMPLE:

   You would pay the following expenses on a $1,000 investment assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.
                                                             1 YEAR      3 YEARS
Assuming complete redemption at the end of the period          $15          $47

   THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURNS WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     For further information regarding management fees, Rule 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plan" and "Sale of Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plan" in the SAI.

II. INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek growth of capital. The Fund will invest in a diversified portfolio of securities consisting primarily of common stocks.

     Generally, the Fund invests at least 80% of its total assets in common stocks and in securities with common stock characteristics, such as convertible bonds and preferred stocks. Any current income produced by a security is not a significant factor in the selection of investments. The Fund's portfolio often includes a number of securities that are owned by other equity mutual funds managed by PMC. See "Investment Policies and Restrictions" in the SAI for more information.

     In selecting securities for the Fund's portfolio, PMC focuses on the securities of companies that are believed to be undervalued relative to the current stock price. The Fund may also seek the securities of companies that are believed to have above average growth potential. PMC's assessment of a company's relative valuation or growth potential is based on an analysis of a company's business operations, revenues, earnings, cash flows and management, among other factors. The Fund may invest in U.S. and foreign securities across a broad range of market capitalizations and industries. In managing this Fund, PMC relies primarily on the knowledge, experience and judgment of its team of equity investment managers and research analysts, but also who receive and use information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

   The Fund intends to be substantially fully invested at all times. It is the policy of the Fund not to engage in trading for short-term profits. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions. The Fund's turnover rate is not expected to exceed 100% in the current fiscal period. Short-term, temporary investments will not normally represent more than 10% of the Fund's assets. A short-term investment is considered to be an investment in a U.S. or foreign debt instrument with a maturity of one year or less from the date of issuance.

   The Fund may on occasion, for temporary defensive purposes to preserve capital, invest up to 100% of its total assets in short-term, temporary investments. The Fund will assume a temporary defensive posture only when political and economic factors affect equity markets to such an extent that PMC believes there to be extraordinary risks in being substantially invested in common stock.

   The Fund's fundamental investment objective and the fundamental investment restrictions set forth in the SAI may not be changed without shareholder approval. Certain other investment policies and strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the SAI. These investment policies and strategies and restrictions may be changed at any time by a vote of the Board of Trustees.

OTHER ELIGIBLE INVESTMENTS AND INVESTMENT TECHNIQUES

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest up to 25% of its total assets in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940 (the "1940 Act"). REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

   REITs  (especially  mortgage  REITs) are also subject to interest rate risks.
When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     FOREIGN SECURITIES. While there is no requirement to do so, the Fund generally limits its investments in foreign securities to no more than 25% of its total assets. To the extent that the Fund invests in securities issued by foreign companies, certain considerations and risks are involved which are not typically associated with investing in securities of U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than U.S. markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the U.S. Dividends or interest paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to dividends or interest paid to the Fund by U.S. companies. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.

   The  value  of  foreign   securities  may  also  be  adversely   affected  by
fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund.

   The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to: Argentina, Brazil, China, Chile, Columbia, Hungary, India, Indonesia, Israel, Jordan,
Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Morocco, Russia, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. These countries are currently included in the MSCI Emerging Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities, including securities of issuers located in such emerging markets.

   Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above relating to investments in foreign countries, including the risks of nationalization or expropriation of assets, may be heightened. In addition to risks associated with investments in foreign private issuers, investments in foreign governmental securities entail risk that the foreign government will repudiate its underlying obligation or alter any favorable tax treatment associated with the obligation. It may be difficult to enforce outside the U.S. legal rights against foreign governments.

     DEPOSITARY RECEIPTS. The Fund may hold securities of foreign issuers in the form of American Depositary Receipts

("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments or other securities convertible into securities of eligible issuers. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

   ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

   For purposes of the Fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, not to exceed seven days, with broker-dealers and any member bank of the Federal Reserve System. The Board of Trustees of the Fund will review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. Such repurchase agreements will be fully collateralized with cash, U.S. Treasury and/or agency obligations or other high grade debt obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

     SECURITIES LENDING. The Fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange"). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time will the value of the securities loaned exceed 331/3% of the value of the Fund's total assets.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized with cash, U.S. Treasury and/or agency obligations or other high-grade debt obligations with a market value at least equal at all times to the amounts of its when-issued and delayed delivery commitments.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. The Fund, as a shareholder of the securities of other investment companies, will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     WARRANTS. The Fund may invest in warrants as described in the SAI. Although the Fund does not have a formal percentage limitation on investing in warrants, it is not expected that PMC will invest more than 5% of the Fund's total assets in such securities.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities (i.e., securities that would be required to be registered prior to distribution to the public), including securities eligible for resale to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). In addition, the Fund will not invest more than 15% of its net assets in illiquid securities, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities sold and offered under Rule 144A that are illiquid either as a result of legal or contractual restrictions or the absence of a trading market.

   The Board of Trustees of the Fund may adopt guidelines and delegate to PMC the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities eligible for resale pursuant to Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

   The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted to the extent that the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

     OTHER INVESTMENT TECHNIQUES. In pursuit of its objective, the Fund may employ certain active investment management techniques including forward foreign currency exchange contracts, options and futures contracts on currencies, securities and securities indices and options on such futures contracts. These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities. See the Appendix to this Prospectus and the SAI for a description of these investment practices and associated risks.

III. MANAGEMENT OF THE FUND

   The Board of Trustees of the Fund has overall responsibility for management and supervision of the Fund. The Board of Trustees meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The SAI contains the names and general business and professional background of each Trustee and executive officer of the Fund.


   Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Fund. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly owned subsidiary of PGI, is the principal underwriter of the Fund.

   Mr. David D. Tripple, President and Chief Investment Officer of PMC and Executive Vice President of the Fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Mr. Tripple is the Fund's Portfolio Manager and has been responsible for the day-to-day management of the Fund since its inception. Research, prospective investments and portfolio holdings of the fund are the responsibility of PMC's senior portfolio managers focusing on equity securities. Ms. Theresa Hamacher, Senior Vice President of PMC, oversees U.S. equity research and portfolio management. Dr. Norman Kurland, Vice President of PMC, is the senior member of the foreign equity team.

   In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

   Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with regulatory agencies, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party. Currently, the Fund pays the Plans' custodial fees. See "Plan Custodian" in the SAI.

   Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable price and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the SAI for a further description of PMC's brokerage allocation practices.

   As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.75% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the SAI.

   John F. Cogan, Jr., Chairman and President of the Fund, Chairman and a Director of PFD and PMC and President and a Director of PGI, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

   Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

     Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates -- primarily January 1, 2000 -- due to a systemic inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including the Fund and other mutual funds and financial organizations. PMC and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment adviser, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and its shareholders are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

IV. SHARE PRICE

   Shares of the Fund are offered to the general public only through the Plan, which purchases Fund shares at the net asset value per share. The net asset value per share of the Fund is determined by dividing the value of its assets, less liabilities attributable, by the number of shares outstanding. The net asset value is computed once daily, on each day the Exchange is open, as of the close of regular trading on the Exchange.

   Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates supplied by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method may be valued at their fair value as determined in good faith by the Trustees.

V. SALE OF FUND SHARES

     Shares of the Fund may be acquired by the general public only through the purchase of an interest in Pioneer Independence Plans. Shares of the Fund may, however, be purchased at net asset value by: (a) employer sponsored retirement plans established for the benefit of employees of PGI or employees of PGI's affiliates and (b) employer sponsored retirement plans established for the benefit of employees or affiliates of dealers which have entered into agreements with PFD to sell the Plans. There is no minimum initial or minimum subsequent investment amount.

   The Fund has entered into an agreement with PFD under which the Fund issues shares at the net asset value per share to State Street Bank and Trust Company as Custodian for the Plans. The Plan Custodian will generally hold all shares of the Fund on behalf of the Planholders in accordance with the terms of the applicable Plan Prospectus. A Planholder may own Fund shares directly: (a) if the Planholder has completed or terminated a Plan or (b) as a result of a partial withdrawal from a Plan (causing Fund shares to be transferred into a non-contributory account).

VI. DISTRIBUTION PLAN

   The Fund has adopted a Plan of Distribution (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

   Pursuant to the Distribution Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Fund shares or to provide services to holders of Fund shares and Plans, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses: (i) a service fee to be paid to qualified broker-dealers and (ii) reimbursement to PFD for expenses incurred in providing services to Fund shareholders, including Planholders, and supporting broker-dealers in their efforts to provide such services. Service fees are not paid to dealers on assets of the Fund that are not acquired through the purchase of a Plan.

   Expenditures of the Fund pursuant to the Distribution Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets. The
Distribution Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. The Distribution Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense.

VII. DIVIDENDS, DISTRIBUTIONS AND TAXATION

   The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

   Under the Code, the Fund will be subject to a nondeductible federal 4% excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

   The Fund makes distributions to shareholders from its net realized long-term capital gains, if any, annually, usually in December. Income dividends, and distributions from net realized short-term capital gains, if any, are paid to shareholders annually, usually in the month of December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, net short-term capital gains, and certain net foreign exchange gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of, and the Fund's holding period for the assets that produce, the gains.

   Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options, see "Distribution Options" below. Planholders should consult the Plan Prospectus for more information.

   The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents, or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. You should consult your own tax adviser regarding state, local and other applicable tax laws, including the application of the federal tax legislation and regulations referred to above in their particular circumstances.

   Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

VIII. SHAREHOLDER SERVICES

   THE FOLLOWING SERVICES ARE AVAILABLE ONLY IF YOU HOLD SHARES OF THE FUND DIRECTLY. FOR MORE DETAILED INFORMATION, CONSULT THE SAI OR CALL PIONEERING SERVICES CORPORATION ("PSC") AT 1-800-225-6541.

   PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109. Inquiries relating to a Pioneer Independence Plans should be mailed to Boston Financial Data Services, Inc., the Plans' transfer agent, P.O. Box 8330, Boston, Massachusetts 02266-8300. Inquiries relating to Fund shares should be mailed to Pioneering Services Corporation, Attn: Pioneer Independence Fund, P.O. Box 9150, Boston, Massachusetts 02205-8573.

     SELLING FUND SHARES. You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund. Your shares will be sold at the share price next calculated after your request is received in good order as described below. Sale proceeds generally will be sent to you by check, bank wire or electronic funds transfer, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date. For more information, contact PSC at 1-800-225-6541.

   You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC. Your written request must include a signature guarantee, if : (i) you wish to sell over $100,000 worth of shares,
(ii) your account  registration  or address has changed within the last 30 days,
(iii) the check is not being mailed to the address on your account (address of record), (iv) the check is not being made out to the account owners, or (v) the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

   Your request should include your name, the Fund's name, your fund account number, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents.

  Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax").

   You may also arrange to redeem your Fund shares by telephone or by fax. Consult the Fund's SAI or call PSC at 1-800-225-6541 for more information.

   Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

   Planholders who have redeemed shares under "Cancellation and Refund Rights" in the Plan Prospectus, may not reinstate at net asset value the proceeds from such a cancellation or refund until all refunded creation and sales charges included in the cancellation have first been deducted in full from the amount being replaced. To withdraw or redeem shares from a Plan, see the Plan Prospectus.

     EXCHANGING FUND SHARES. The exchange privilege, as described in the SAI, is automatically available to you only if you own Fund shares directly. Directly held Fund shares may be exchanged at net asset value, without a sales charge, for the Class A shares of another Pioneer mutual fund, subject to certain limitations. Exchanges may be made by written request to PSC, by phone at 1-800-225-4321 or by fax at 1-617-422-4245. Fund shares exchanged for shares of another Pioneer mutual fund may not be exchanged back to Pioneer Independence Fund.

     MINIMUM ACCOUNT VALUE. The minimum account value is $500. If you request a redemption or an exchange of Fund shares that will result in an account with a net asset value of less than $500, the Fund may redeem or exchange all of the Fund shares held in this account.

     VOLUNTARY TAX WITHHOLDING. You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

CONFIRMATION STATEMENTS, FINANCIAL REPORTS AND TAX INFORMATION

   PSC  maintains  an  account  for  each   shareholder   and  all   shareholder
transactions are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur. As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

DISTRIBUTION  OPTIONS

   Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option by writing to PSC. See the SAI for more information.

IX. THE FUND

    The Fund, a diversified open-end management investment company (commonly referred to as a mutual fund), was established as a Delaware business trust on December 8, 1997. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end investment company, the Fund continuously offers its shares to the general public only through Pioneer Independence Plans. Under normal conditions the Fund must redeem its shares upon the demand of any shareholder at the then current net asset value per share. The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

    The Fund reserves the right to create and issue additional series of shares. Currently the Fund consists of one series, the Fund. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of one class of shares. Each share represents an equal proportionate interest in the Fund with each other share. Shareholders who hold Fund shares directly are entitled to one vote for each share held and may vote in the election and removal of Trustees and on other matters submitted to shareholders. The Plan Custodian will vote Fund shares held through the Plans as described in the Plan Prospectus.

   In addition to the requirements under Delaware law, the Fund's Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

    When issued and paid for in accordance with the terms of the Prospectus and SAI, shares of the Fund are fully-paid and non-assessable. Fund shares will remain on deposit with the Fund's transfer agent or the Plans' Custodian and certificates will not normally be issued. In the event certificates are issued, the Fund reserves the right to charge a fee for such certificates. In order to supply the Fund with capital, PFD, through a Plan, beneficially owned 100% of the Fund's issued and outstanding shares immediately prior to effectiveness of the Fund's registration statement. The Fund expects to have significant assets in comparison to PFD's initial investment soon after effectiveness and therefore PFD may no longer control the Fund.

X. INVESTMENT RESULTS

   The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return is computed in accordance with the SEC's standardized formula. The calculation assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. The Fund's total return quotations will not reflect the effect of paying the creation and sales charges associated with the purchase of shares of the Fund through the Plan. Returns would be lower if creation and sales charges were taken into consideration. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares, if shorter) through the most recent calendar quarter.

   One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

   Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

   The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the SAI.

APPENDIX--CERTAIN INVESTMENT PRACTICES

   This Appendix provides a brief description of certain investment techniques that the Fund may employ. For a more complete discussion of these and other practices, see "Investment Policies and Restrictions" in the SAI.

OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Fund may purchase put and call options on indices that are based on securities in which it may invest to manage cash flow and to manage its exposure to foreign and domestic stocks or stock markets instead of, or in addition to, buying and selling stock. The Fund may also purchase options in order to hedge against risks of market-wide price fluctuations.

   The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a security or securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the price of the security or the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

   The Fund may purchase call options on securities or securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a security or securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the price of the security or the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the price of the security or the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

   The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

   The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. The Fund might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

   If the Fund enters into a forward contract to buy foreign currency, the Fund will be required to place cash or high-grade liquid securities in a segregated account of the Fund maintained by the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract.

   The Fund may purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   To hedge against changes in securities prices, currency exchange rates or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various stock and other securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes only. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase currencies, require the Fund to segregate assets to cover such contracts and options.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Transactions involving options on securities and securities indices, futures contracts and options on futures and forward foreign currency exchange contracts involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Fund's investment adviser may cause the Fund to perform less favorably than if such positions had not been entered. The Fund will purchase and sell options that are traded only in a regulated market which is open to the public. Options, futures contracts and forward foreign currency exchange contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The Fund may not enter into futures contracts and options on futures contracts for speculative purposes. The percent of the Fund's assets that may be subject to futures contracts and options on such contracts entered into for bona fide hedging purposes or in forward foreign currency exchange contracts is 100%. The loss that may be incurred by the Fund in entering into future contracts and written options thereon and forward foreign currency exchange contracts is potentially unlimited. The Fund may not invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

   The Fund's transactions in options, forward foreign currency exchange contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the SAI.

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                                                                         [logo
                                                                        PIONEER]


P i o n e e r
I n d e p e n d e n c e
F u n d

60 STATE STREET
BOSTON, MASSACHUSETTS 02109

OFFICERS
JOHN F. COGAN, JR., CHAIRMAN AND PRESIDENT
DAVID D. TRIPPLE, EXECUTIVE VICE PRESIDENT
WILLIAM H. KEOUGH, TREASURER
JOSEPH P. BARRI, SECRETARY

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR LLP

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

                                                                         [logo
                                                                        PIONEER]



P i o n e e r
I n d e p e n d e n c e
P l a n s

PLAN CUSTODIAN
STATE STREET BANK AND TRUST COMPANY

TRANSFER AGENT
BOSTON FINANCIAL DATA SERVICES
P.O. Box 8300
Boston, Massachusetts 02266-8300

FOR CUSTOMER SERVICE, CALL
BOSTON FINANCIAL DATA SERVICES
Telephone: 1-800-765-9565





0598-5292


(C) Pioneer Funds Distributor, Inc.